CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED HAVE BEEN MARKED WITH THREE ASTERISKS [***] AND A FOOTNOTE INDICATING "CONFIDENTIAL TREATMENT REQUESTED". MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2015 Global Eagle Entertainment Inc. Annual Incentive Plan
1.Purpose
The purpose of the Global Eagle Entertainment Inc. Annual Incentive Plan (the “Plan”) is to enable Global Eagle Entertainment Inc. (the “Company”) to attract, retain, and motivate key talent by rewarding employees for their contributions towards building a vibrant, innovative culture and growing business.
The Plan is intended to reward achievement of company, department, and individual financial and operational performance, provide an appropriate return to the business, and ensure market competitive pay.
2.    Plan administration
The Compensation Committee of the Company’s Board of Directors (the “Committee”) will, abiding its discretion, administer and construe the Plan provisions. Any determination by the Committee in carrying out, administering, or construing the Plan will be made in the sole discretion of the Committee and will be final and binding for all purposes and upon all interested Persons and their respective heirs, successors, and legal representatives.
No Person will, at any time, have any right to receive an Award under the Plan for a Performance Period unless the Person has been designated a Participant by senior management and the other terms and conditions of the Plan have been satisfied. No Person will have authority to enter into any agreement for the inclusion of anyone as a Participant or the making of any Award under the Plan or to make any representation or warranty with respect thereto. Designation of an employee as a Participant in any Performance Period will not guarantee or require that the employee be designated as a Participant in any later Performance Period nor does it guarantee that the employee will receive an Award in the designated or any future Performance Period.
3.    Eligibility
Prior to the start of each Performance Period, senior management will designate Participants as Eligible Employees under the Plan for that Performance Period. Senior management will also have the authority to designate additional Participants under the Plan after the start of each Performance Period. The amount of the Award payable to an employee who became a Participant after the start of a Performance Period may be prorated for the portion of the Performance Period that the employee was actually a Participant. Additionally, the amount of any Award may be prorated for any period of time during which a Participant was not an active employee of the Company or any of its Subsidiaries. The determination that a Participant is or is not an active employee will be made by senior management in accordance with applicable procedures of the Company.

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In selecting Participants under the Plan for any Performance Period and in determining the Target Annual Incentive for Participants, senior management will consider the position and responsibilities of the employee, the value of his or her services to the Company, and any other factors that senior management deems relevant. Employees would need to be hired or newly eligible to the plan prior to October 1st for each Performance Period.
4.    Performance measures
At the beginning of each Performance Period, the Committee will approve the performance measures for determining payouts under the Plan.
For the 2015 Performance Period, performance measures will include Company performance metrics and Individual performance metrics as shown in the table below. The weightings on the metrics vary by level of Participant, with a heavier weight on Company Performance at higher levels in the organization.

Measure	Metric	Weighting
		SLT	VP +	Dir	Mgr	Other Key EEs
Company Performance	Adjusted EBITDA	45%	25%	25%	25%	25%
	Total Revenue	25%	25%	15%	15%	10%
	Strategic Goals	15%	20%	15%	10%	10%
Individual Performance	Department / Individual Goals	15%	30%	45%	50%	55%

5.    Funding of annual incentive payouts
Participants will have the opportunity to earn cash payments under the Plan based on the Company’s financial performance as well as participants’ achievement of company, and individual goals that were set at the beginning of each Performance Period. A funding matrix is established at the beginning of each Plan year for each performance measure that determines the percentage of a participant’s target incentive that will be paid out at each level of achievement. For 2015, an overall Performance Gate of [***]% of Targeted Adjusted EBITDA ([***]) will need to be achieved for any payouts to be earned under the Plan for any performance metric.
For 2015, the matrices below show the annual incentive payouts that are funded at threshold, target and maximum levels of performance for each performance metric (payouts will be interpolated for performance between the levels shown).

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*** Confidential treatment requested.

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I. Adjusted EBITDA Funding Matrix (2015 threshold is [***])

Company Adjusted EBITDA
Level of Achievement	Achievement as a % of Target Performance	Payout as a % of Target Payout
	<[***]%	0%
Threshold	[***]%	25%
	[***]%	50%
Target	[***]%	100%
	[***]%	125%
Maximum	[***]%	150%

II. Revenue Funding Matrix (2105 threshold is [***])

Company Revenue
Level of Achievement	Achievement as a % of Target Performance	Payout as a % of Target Payout
	<[***]%	0%
Threshold	[***]%	50%
	[***]%	75%
Target	[***]%	100%
	[***]%	125%
Maximum	[***]%	150%

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***Confidential treatment requested.

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III. Company Strategic Funding Matrix

Company Strategic Goals
Level of Achievement	Achievement as a % of Target Performance	Payout as a % of Target Payout
	<[***]%	0%
Threshold	[***]%	50%
	[***]%	75%
Target	[***]%	100%
	[***]%	125%
Maximum	[***]%	150%

IV. Individual Performance Funding
The measurement of this portion of the plan is based on the employee’s Performance Review rating and achievement to the employee’s individual goals for the Performance Period. Achievement of this portion of the plan will not exceed 150% of the target payout for this Performance Metric.
6.    Target annual incentive award levels
At the beginning of each Performance Period, each Participant will be assigned a Target Annual Incentive, expressed as a percentage of base salary, based on their position level unless a Participant’s Target Annual Incentive is explicitly stated in their employment or other agreements. Actual Award payouts may be higher or lower than the Target Annual Incentive based on the size of the actual Annual Incentive Pool and Participant’s performance over the Performance Period. Targets for 2015 will be provided to participants following the completion of the 2015 Compensation Study.
The Committee and the Company’s senior management have the authority to make adjustments to Target Annual Incentives as they deem necessary or appropriate to preserve the intentions of the Plan with respect to any Performance Period or Participant, including adjustments to equitably reflect unusual or nonrecurring events affecting the Company, changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be extraordinary and or unusual in nature or infrequent in occurrence and or related to the acquisition, disposition, or discontinuance of a business or a segment of a business, a change in accounting principles or other capital changes.
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***Confidential treatment requested.

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7.    Calculation of awards
Participants’ awards for a Performance Period will be calculated by the senior management following the end of the Performance Period based on (a) Company performance against the metrics selected for the Performance Period; (b) the Participant’s annual base salary at the end of the Performance Period (may be prorated for partial periods of employment, role or salary changes, or qualified disability) (c) each Participant’s Target Annual Incentive; (d) each Participant’s actual documented individual performance; and (e) each Participant’s weighting on each performance metric.
8.    Payment of awards
Awards will be paid-out in cash within two and one-half months following the end of each performance period or as soon as administratively possible.
Notwithstanding anything to the contrary in this Plan, Participants who resign or are terminated, such that a Participant is not an employee of record as of the March 15th payout date, lose eligibility to participate in the Performance Plan and forfeit any right to unpaid Awards, whether or not earned.
Notwithstanding anything to the contrary in this Plan, if a Participant is terminated by reason of Disability or death, such Participant’s eligible and unpaid Award will be paid out within two and one-half months of the date of termination or as soon as administratively possible.
As required by applicable laws, the Company will withhold all applicable income and other taxes and social charges from any Award payment, including any statutory, country, federal, state, and local income taxes and social charges, as and when applicable.
9.    Additional limitations
The Plan shall not be construed as creating any legally binding contract of employment or otherwise conferring upon any Participant any legal right to continuation of employment, nor as limiting or qualifying the right of any member of the Company to discharge any Participant without regard to the effect that such discharge might have upon such Participant’s rights under the Plan. No action of the Company or the Committee in establishing the Plan, nor any action taken by the Company, the Board, or the Committee or any delegate thereof under the Plan, nor any provision of the Plan, will be construed as conferring upon any employee any right to continued employment for any period by the Company or will interfere in any way with the right of the Company to terminate such employment.
Nothing in the Plan shall be construed as limiting the right of the Company to establish, modify, amend, or terminate other plans or to pay compensation to its employees in cash or property, in a manner that is not expressly authorized under the Plan.
10.    Amendment & termination
Except as otherwise stated in the Plan, the Company reserves the power to amend or wholly revise the Plan, prospectively, at any time with or without prior notice. The Company may terminate the Plan at any time and reserves the right to interpret all provisions of the Plan. The terms of this document shall supersede all terms and provisions of any and all prior documents with respect to the subject matter of this document.
11.    Governing law

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The Plan shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to the provisions thereof governing conflict of laws.
12.    Section 409A of the Internal Revenue Code
In the event that the Plan or any benefit paid or due to any Participant hereunder is deemed by the Company to be subject to Section 409A of the Internal Revenue Code (the “Code”) and not comply with the requirements of such Section of the Code, the Company shall adopt such conforming amendments as the Company deems necessary, in its sole discretion, to comply with the Code, without reducing the economic value of any benefits due to such Participant hereunder. No action, or failure to act, pursuant to this paragraph Section 13 shall subject the Company to any claim, liability or expense, and the Company shall not have any obligation to indemnify or otherwise protect any Participant from the obligation to pay any taxes pursuant to the Code.
13.    Definitions
The following capitalized terms have the meanings shown below:

(a)
“Adjusted EBITDA” is defined as net income (loss) before income tax expense, other income (expense), interest expense (income), depreciation and amortization, stock-based compensation, acquisition and realignment costs, F/X gain (loss) on intercompany loans and any gains or losses on certain asset sales or dispositions. The Company may change the definition of Adjusted EBITDA from time-to-time, and at their discretion and or as instructed by the Board. For the most current definition of Adjusted EBITDA, please refer to the Company’s most recent quarterly or annual public filing located on www.sec.gov.

(b)	“Award” means the dollar amount payable to a Participant under the provisions of the Plan.

(c)	“Board” refers to Global Eagle Entertainment Inc.’s Board of Directors

(d)	“Code” refers to Section 409A of the Internal Revenue Code of 1986, as amended.

(e)	“Compensation Committee” means the Compensation Committee of Global Eagle Entertainment Inc., whose members are members of the Board and who have been selected by the Board to administer the Plan.

(f)	“Company” means Global Eagle Entertainment Inc.

(g)
“Disabled” or “Disability” means, with respect to a Participant, a mental or physical disability (considering reasonable accommodation) or incapacity (as determined by a physician selected by the Company in its good faith judgment) for one hundred twenty (120) consecutive days or one hundred eighty (180) days out of any three hundred sixty (360) day. A Participant shall cooperate with the Company, including making the Participant reasonably available for examination by physicians at the Company’s request and at the Company’s expense to determine whether or not the Participant is Disabled.

(h)
“Eligible Employee” means each employee of the Company who (a) has been employed with the Company by October 1st of any Plan year or (b) has become eligible under the plan prior to October 1st of any Plan year.

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(i)	“Participant” means an Eligible Employee who is granted an Award under the Plan, in the event of the death of such employee, his or her designated beneficiary or estate.

(j)
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(k)	“Performance Period” means the fiscal year that has been designated by the Committee as a period for which an Award may be earned.

(l)	“Plan” means this 2015 Global Eagle Entertainment Inc. Annual Incentive Plan, as the same may be amended and in effect from time to time.

(m)	“Revenue” means total revenue earned from our Connectivity and Content segments including all licensing, service and equipment in accordance with US Generally Accepted Accounting Principles.

(n)	“Target Annual Incentive” is defined as each Participant’s targeted payout, expressed as a percentage of base salary, if the Company’s and the Participant’s performance goals are met.

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SAMPLE INCENTIVE PAYOUT CALCULATION
An example of the award calculation is shown below for a Participant with a 10% Target Incentive at the Manager designated level (all amounts presented in $USD):
Annual Incentive Award Components
Base Salary = $50,000    Target = 10%    Targeted Award = $5,000
Actual Results and Payout Calculation
Company Adjusted EBITDA Performance = 90% Achievement of Target Adjusted EBITDA
25% Weighting of Targeted Award = $1,250
$1,250 x 75% Funding of EBITDA Goal =    $ 937.50
Company Revenue Performance = 105% Achievement of Target Revenue
15% Weighting of Targeted Award = $750
$750 x 125% Funding of Revenue Goal =    $ 937.50
Company Strategic Goal Performance = 120% Achievement of Target Goals
10% Weighting of Targeted Award = $500
$500 x 150% Funding of Strategic Goals =    $ 750.00
Individual Goal Performance = 100% Achievement of Target Goals
50% Weighting of Targeted Award = $2,500
$2,500 x 100% Funding of Individual Goals =    $ 2,500.00
Annual Incentive Payout Earned =    $ 5,125.00
The Company exceeded the 60% of targeted Adjusted EBITDA Performance Gate required for any payments to be made under the Plan (actual Adjusted EBITDA was 90% of Plan).

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